EXHIBIT 2
POWER OF ATTORNEY EXECUTED BY REPORTING PERSONS
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitute and appoint Ronald M. Clark and Robert L. Schulte, and each of them, the true and lawful attorneys-in-fact and agents to:
1)
execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2)	execute, for and on behalf of the undersigned, any Schedules 13D and 13G, and any amendments thereto, in accordance with Section 13 of the Exchange Act, and the rules thereunder; and
3)
do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Forms 3, 4, or 5, and Schedules 13G and 13D, and any amendments to any of the foregoing, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

4)
take any additional action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of February 6, 2009.

THE STEPHENS GROUP, LLC		BESS C. STEPHENS TRUST

By:		By:	/s/ W.R. Stephens, Jr.
	Ronald M. Clark Senior Vice President & General Counsel		W.R. Stephens, Jr. Trustee

BESS C. STEPHENS FAMILY TRUST		BESS C. STEPHENS REVOCABLE TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ Bess C. Stephens

	W.R. Stephens, Jr. Trustee		Bess C. Stephens Trustee

ELIZABETH S. CAMPBELL TRUST A		ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Elizabeth Stephens Campbell

	Robert L. Schulte Trustee		Elizabeth Stephens Campbell Trustee

ELIZABETH S. CAMPBELL TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		W.R. STEPHENS, JR. REVOCABLE TRUST

By:	/s/ Elizabeth Stephens Campbell	By:	/s/ W.R. Stephens, Jr.

	Elizabeth S. Campbell Trustee		W.R. Stephens, Jr. Trustee
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W.R. STEPHENS, JR. TRUST A		ELIZABETH CHISUM CAMPBELL 1992 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ W.R. Stephens, Jr.

	Robert L. Schulte Trustee		W.R. Stephens, Jr. Trustee

W.R. STEPHENS, JR. TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		CRAIG D. CAMPBELL, JR. 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

SUSAN STEPHENS CAMPBELL 1992 TRUST		ARDEN JEWELL STEPHENS 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

W.R. STEPHENS, III 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ Jon E. M. Jacoby

	W.R. Stephens, Jr. Trustee		Jon E. M. Jacoby

CORAL TWO CORPORATION		J & J PARTNERS

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby President		Jon E. M. Jacoby Managing Partner
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ROBERT L. SCHULTE IRA

By:	/s/ Robert L. Schulte	By:	/s/ Carol Stephens

	Robert L. Schulte		Carol Stephens

JACOBY ENTERPRISES, INC.		W.R. STEPHENS, III TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Robert L. Schulte

	Jon E. M. Jacoby President		Robert L. Schulte Trustee

MAM HOLDINGS INTERNATIONAL, INC.

By:	/s/ James Jacoby	By:	/s/ Robert L. Schulte

	James Jacoby		Robert L. Schulte Vice President

ARDEN JEWELL STEPHENS TRUST		ELIZABETH CHISUM CAMPBELL 1995 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby

	Robert L. Schulte Trustee		Jon E. M. Jacoby Trustee

FRANCINE, INC.		SUSAN STEPHENS CAMPBELL 2004 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby

	Robert L. Schulte Treasurer		Jon E. M. Jacoby Trustee
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SUSAN STEPHENS CAMPBELL 1995 TRUST		CRAIG D. CAMPBELL, JR. 2004 TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby Trustee		Jon E. M. Jacoby Trustee

CRAIG D. CAMPBELL, JR. 1995 TRUST		W.R. STEPHENS, JR. CHILDRENS TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ W.R. Stephens, Jr.

	Jon E. M. Jacoby Trustee		W.R. Stephens, Jr. Trustee

ELIZABETH CHISUM CAMPBELL 2004 TRUST		ROBERT L. SCHULTE REVOCABLE TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Robert L. Schulte

	Jon E. M. Jacoby Trustee		Robert L. Schulte Trustee

CRAIG D. CAMPBELL EXEMPT TRUST

By:	/s/ Craig D. Campbell	By:	/s/ William S. Walker

	Craig D. Campbell Trustee		William S. Walker

EQUITY HORIZONS I, LP		EQUITY HORIZONS II, LP

By:	Equity Horizons Management I, LLC Its General Partner	By:	Equity Horizons Management II, LLC Its General Partner

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte

	Robert L. Schulte Manager		Robert L. Schulte Manager
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SNOW LAKE HOLDINGS, INC.		JON E. M. JACOBY KEOGH

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby

	Robert L. Schulte Director		Jon E. M. Jacoby
[Signature Page to Power of Attorney]